Exhibit 10.44

AMENDMENT NO. 2

to

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 2 to Securities Purchase Agreement (the “Amendment”), dated as of November 14, 2011, is entered into by and between InspireMD, Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) identified on the signature pages to the Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, the Company and the Purchasers have previously entered into that certain Securities Agreement, dated as of March 31, 2011 and amended by that certain Amendment No. 1 to Securities Purchase Agreement, dated as of June 21, 2011 (as further amended, modified and supplemented from time to time, the “Agreement”);

WHEREAS, the Agreement may be amended by a written instrument signed by the Company and the Purchasers holding at least fifty-one percent (51%) in interest of the Shares (as defined in the Agreement) outstanding; and

WHEREAS, the Company and the Purchasers desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.           The definition of “Exempt Issuance” in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

“ “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Stock Option Plan in an amount not to exceed 15,000,000 shares of Common Stock in the aggregate (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date), (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (c) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and listed on Schedule 3.1(g), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issued (other than for cash) in connection with a synergistic merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity, (e) options to purchase up to an aggregate of 486,966 shares of Common Stock at an exercise price of $1.23 (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) to David Ivry, Robert Fischell and Fellice Pelled (and the shares of Common Stock issuable upon exercise), which options shall be fully vested and shall expire on December 31, 2014, and (f) up to 5,800,000 shares of Common Stock or options to purchase up to 5,800,000 shares of Common Stock, or a combination thereof, for issuance as compensation to current and future members of the Board of Directors.”

2.           Section 4.9 of the Agreement is hereby amended in its entirety to read as follows:

“Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market until at least three years after the Closing Date and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market at least until three years after the Closing Date.  The Company undertakes to obtain a listing of the Common Stock on a Trading Market other than the OTC Bulletin Board on or before December 31, 2012. Upon the attainment of such listing, the OTC Bulletin Board shall not thereafter be a Trading Market. In the event the Company fails to obtain such listing on or before December 31, 2012 (a “Listing Default”), the Company shall promptly, but not later than January 10, 2013, issue and deliver to each Purchaser additional shares of Common Stock (“Additional Listing Shares”) in an amount equal to ten percent (10%) of the Shares acquired by each such Purchaser on the Closing Date. The Additional Listing Shares will be deemed issued pursuant to this Agreement and the holder of the Additional Listing Shares is granted all of the rights and benefits of the Holder of the Shares.”

3.           Section 4.10(b) of the Agreement is hereby amended in its entirety to read as follows:

“Until twelve (12) months after the Closing Date, the Company shall not increase the number of shares available for issue under the Stock Option Plan, amend the Stock Option Plan, reprice any outstanding stock options (except for appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date), nor issue any options or shares under the Stock Option Plan such that the aggregate number of shares to be purchased by options so issued or shares so issued shall not exceed 15,000,000 shares of Common Stock in the aggregate (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) nor grant any options with an exercise price lower than the fair market value of the Common Stock on the date of grant, except with respect to (i) options that the Company or any of its Subsidiaries are contractually obligated to issue on the date hereof at a lower price, which are described on Schedule 4.10, (ii) up to 5,800,000 shares of Common Stock or options to purchase up to 5,800,000 shares of Common Stock, or a combination thereof, that the Company may issue or grant as compensation, at its discretion, to current and future members of the Board of Directors and (iii) options to purchase up to an aggregate of 486,966 shares of Common Stock at an exercise price of $1.23 (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) issued to David Ivry, Robert Fischell and Fellice Pelled (and the shares of Common Stock issuable upon exercise), which options shall be fully vested and shall expire on December 31, 2014.”

4.           Except as modified and amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

5.           This Amendment shall be governed by and construed in accordance with the laws of the State of New York without application of the conflict of laws provisions thereof.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment is executed and entered into effective as of the date first written above.

COMPANY:

INSPIREMD, INC.

By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT]

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	Harborview Value Master Fund LP

Signature of Authorized Signatory of Purchaser:	/s/ Richard Rosenblum

Name of Authorized Signatory:	Richard Rosenblum

Title of Authorized Signatory:	Richard Rosenblum as General Partner of Harborview Advisors LLC

Number of Shares:	366,667

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	The Corbran LLC

Signature of Authorized Signatory of Purchaser:	/s/ Richard Rosenblum

Name of Authorized Signatory:	Richard Rosenblum

Title of Authorized Signatory:	MP

Number of Shares:	166,667

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	David Stefansky

Signature of Authorized Signatory of Purchaser:	/s/ David Stefansky

Name of Authorized Signatory:

Title of Authorized Signatory:

Number of Shares:	166,667

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	Endicott Management Partners, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Kenneth L. Londoner

Name of Authorized Signatory:	Kenneth L. Londoner

Title of Authorized Signatory:	Managing Partner

Number of Shares:	167,666

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	Platinum Partners Value Arbitrage Fund L.P.

Signature of Authorized Signatory of Purchaser:	/s/ Joan Janczewski

Name of Authorized Signatory:	Joan Janczewski

Title of Authorized Signatory:	COO

Number of Shares:	2,000,000

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 2]

Name of Purchaser:	Osiris Investment Partners, LP

Signature of Authorized Signatory of Purchaser:	/s/ Paul Stuka

Name of Authorized Signatory:	Paul Stuka

Title of Authorized Signatory:	Principal and Managing Member

Number of Shares:	1,333,333